Exhibit 99.1

Media contact: media-relations@its.jnj.com	Investor contact: investor-relations@its.jnj.com
For immediate release
Johnson & Johnson reports Q3 2025 results; raises 2025 sales outlook
•2025 Third-Quarter reported sales growth of 6.8% to $24.0 Billion with operational growth of 5.4%* and adjusted operational growth of 4.4%*
•2025 Third-Quarter reflects earnings per share (EPS) of $2.12 and adjusted EPS of $2.80
•Significant innovation including approvals of INLEXZO for high-risk non-muscle invasive bladder cancer and TREMFYA subcutaneous in ulcerative colitis, submission of icotrokinra for plaque psoriasis, landmark data for RYBREVANT plus LAZCLUZE overall survival in non-small cell lung cancer, and DanGer Shock long-term survival benefit of Impella Heart Pump
•Company increases full year estimated reported sales5 guidance to $93.7B or 5.7% at the midpoint; reaffirms full year adjusted EPS4 guidance of $10.85 at the midpoint, absorbing higher tax costs

New Brunswick, N.J. (October 14, 2025) – Johnson & Johnson (NYSE: JNJ) today announced results for third-quarter 2025. “Johnson & Johnson delivered another strong performance in the third quarter fueled by the depth and strength of our portfolio and significant progress across our pipeline,” said Joaquin Duato, Chairman and Chief Executive Officer, Johnson & Johnson. “With a sharpened focus on the six priority areas of Oncology, Immunology, Neuroscience, Cardiovascular, Surgery and Vision, Johnson & Johnson is in a new era of accelerated growth and innovation, with pioneering treatments that will continue to transform lives.”

Overall financial results

	Q3
($ in Millions, except EPS)	2025	2024	% Change
Reported Sales	$23,993	$22,471	6.8%
Net Earnings	$5,152	$2,694	91.2%
EPS (diluted)	$2.12	$1.11	91.0%

	Q3
Non-GAAP* ($ in Millions, except EPS)	2025	2024	% Change
Operational Sales[1,2]			5.4%
Adjusted Operational Sales[1,3]			4.4%
Adjusted Net Earnings[1,4]	$6,801	$5,876	15.7%
Adjusted EPS (diluted)[1,4]	$2.80	$2.42	15.7%
Free Cash Flow[6,7]	~$14,200	$14,471
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
4Excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
6Non-GAAP measure; defined as cash flow from operating activities, less additions to property, plant and equipment. Cash flow from operations, the most directly comparable GAAP financial measure, will be included in subsequent SEC filings.
7Third-quarter YTD 2025 is estimated as of October 14, 2025
Note: values may have been rounded

Regional sales results

Q3				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$13,708	$12,909	6.2%	6.2	-	4.4
International	10,285	9,562	7.6	4.4	3.2	4.4
Worldwide	$23,993	$22,471	6.8%	5.4	1.4	4.4
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q3				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$15,563	$14,580	6.8%	5.3	1.5	3.7
MedTech	8,430	7,891	6.8	5.6	1.2	5.7
Worldwide	$23,993	$22,471	6.8%	5.4	1.4	4.4

1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Third-Quarter 2025 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales grew 5.3%*, with net acquisitions and divestitures positively impacting growth by 1.6% due to CAPLYTA. Growth was primarily driven by DARZALEX, CARVYKTI, ERLEADA and RYBREVANT/LAZCLUZE in Oncology, TREMFYA and SIMPONI/SIMPONI ARIA in Immunology, and SPRAVATO in Neuroscience. Growth was partially offset by an approximate (1,070) basis points impact from STELARA in Immunology, as well as IMBRUVICA in Oncology.
MedTech
MedTech worldwide operational sales grew 5.6%*, with net acquisitions and divestitures negatively impacting growth by 0.1%. Growth was primarily driven by electrophysiology products, Abiomed and Shockwave in Cardiovascular, wound closure products in General Surgery, as well as Surgical Vision.

Full-year 2025 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	October 2025	July 2025
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	3.5% – 4.0% / 3.8%	3.2% – 3.7% / 3.5%
Operational Sales2,5 / Mid-point Change vs. Prior Year / Mid-point	$93.0B – $93.4B / $93.2B 4.8% – 5.3% / 5.1%	$92.7B – $93.1B / $92.9B 4.5% – 5.0% / 4.8%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$93.5B – $93.9B / $93.7B 5.4% – 5.9% / 5.7%	$93.2B – $93.6B / $93.4B 5.1% – 5.6% / 5.4%
Adjusted Operational EPS (Diluted)2,4 / Mid-point Change vs. Prior Year / Mid-point	$10.63 – $10.73 / $10.68 6.5% – 7.5% / 7.0%	$10.63 – $10.73 / $10.68 6.5% – 7.5% / 7.0%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$10.80 – $10.90 / $10.85 8.2% – 9.2% / 8.7%	$10.80 – $10.90 / $10.85 8.2% – 9.2% / 8.7%

1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: Oct 2025 = $1.13 and July 2025 = $1.13 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast
Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at Investor News, as well as Innovative Medicine Newsroom, MedTech News & Events, and www.factsabouttalc.com.

Regulatory	U.S. FDA approves TREMFYA (guselkumab) for the treatment of pediatric plaque psoriasis and active psoriatic arthritis, marking a first and only approval for an IL-23 inhibitor[1]	Press Release
	TREMFYA (guselkumab) achieves U.S. approval for subcutaneous induction in adults with ulcerative colitis, now the first and only IL-23 inhibitor with a fully subcutaneous regimen	Press Release
	Johnson & Johnson receives positive CHMP opinion of nipocalimab to treat a broad population of antibody-positive patients living with generalised myasthenia gravis (gMG)	Press Release
	Johnson & Johnson files with U.S. FDA to include new evidence in TREMFYA (guselkumab) label as the only IL-23 inhibitor to demonstrate significant inhibition of joint structural damage in active psoriatic arthritis	Press Release
	European Commission approves DARZALEX (daratumumab) as the first licensed treatment for patients with high-risk smouldering multiple myeloma	Press Release

	European Commission approves IMBRUVICA (ibrutinib) as the first targeted therapy for patients with previously untreated mantle cell lymphoma who would be eligible for autologous stem cell transplant	Press Release
	Johnson & Johnson seeks first icotrokinra U.S. FDA approval aiming to revolutionize treatment paradigm for adults and adolescents with plaque psoriasis	Press Release
Data Releases	Johnson & Johnson to highlight breadth of its major depressive disorder portfolio at 2025 ECNP Congress[1]	Press Release
	Icotrokinra data in ulcerative colitis show potential for a standout combination of therapeutic benefit and a favorable safety profile in once-daily pill[1]	Press Release
	TREMFYA (guselkumab) is first and only IL-23 inhibitor to demonstrate sustained clinical and endoscopic outcomes with a fully subcutaneous regimen through 48 weeks in ulcerative colitis[1]	Press Release
	Johnson & Johnson Unveils New Data Demonstrating Superior Clarity of Vision and Comfort of ACUVUE OASYS MAX 1-Day for ASTIGMATISM, and MULTIFOCAL for ASTIGMATISM Contact Lenses[1]	Press Release
	Johnson & Johnson’s investigational seltorexant shows numerically higher response in patients with depression with insomnia symptoms, with fewer side effects compared to quetiapine XR	Press Release
	TECVAYLI plus DARZALEX FASPRO treatment demonstrates 100 percent overall response rate in transplant-eligible patients newly diagnosed with multiple myeloma	Press Release
	Icotrokinra shows superiority to deucravacitinib in first reported head-to-head trials reinforcing promise of novel targeted oral peptide for treatment of plaque psoriasis	Press Release
	Johnson & Johnson to showcase industry-leading neuropsychiatry innovations at the 2025 Psych Congress Annual Meeting	Press Release
	Data published in The New England Journal of Medicine demonstrate RYBREVANT (amivantamab-vmjw) plus LAZCLUZE (lazertinib) is re-setting survival expectations in first-line EGFR-mutated lung cancer	Press Release
	RYBREVANT (amivantamab-vmjw) plus LAZCLUZE (lazertinib) prevents acquired resistance versus osimertinib in first-line EGFR-mutated non-small cell lung cancer	Press Release
	New real-world data elevating patient perspectives highlight the need for scientific advancement in maternal fetal immunology at ISUOG 2025	Press Release
	Johnson & Johnson Unveils Results from the VARIPURE Substudy of SECURE, a Real-World Study on VARIPULSE Platform, at 2025 European Society of Cardiology (ESC) Congress	Press Release
	New Data from the DanGer Shock Randomized Control Trial, Published in The New England Journal of Medicine, Confirms the Long-Term Survival Benefit of the Impella CP Heart Pump	Press Release
	Johnson & Johnson showcases latest advancements in Alzheimer's research at AAIC 2025	Press Release
Product Launch	U.S. FDA approval of INLEXZO (gemcitabine intravesical system) set to transform how certain bladder cancers are treated	Press Release
	Johnson & Johnson Launches VIRTUGUIDE AI-Powered Patient-Matched Lapidus System in U.S. to Reduce Complexity in Bunion Surgery for Millions	Press Release
Other	Johnson & Johnson Elects John Morikis, Retired Chairman, President and Chief Executive Officer of The Sherwin-Williams Company, to its Board of Directors	Press Release
1Subsequent to the quarter

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.

Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations or changes to applicable laws and regulations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; and increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s most recent Annual Report on Form 10-K, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com, investor.jnj.com, or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.